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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): August 13, 2003

                                   OCTEL CORP.
             (Exact name of registrant as specified in its charter)

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            Delaware                      1-13879               98-0181725
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(State or other jurisdictions of        Commission           (I.R.S. employer
         Incorporation)                 File Number       identification number)



         Octel Corp., Global House, Bailey Lane, Manchester, UK    M90 4AA
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         (Address of principal executive offices)                 (zip code)


 Registrant's telephone number, including area code: 011 - 44 - 161 - 498 - 8889
                                                     ---------------------------

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Item 5.   Other Events

          On August 13, 2003, the Board of Directors of Octel Corp., a Delaware corporation, announced the resumption of Octel's share buy-back program, as further described in the press release which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits:

          Item          Exhibit Index
          ----          -------------

          99.1          Press Release, dated August 13, 2003

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OCTEL CORP.



                                               By:      /s/ Paul W. Jennings
                                                        --------------------
                                               Name:    Paul W. Jennings
                                               Title:   Vice President and
                                                        Chief Financial Officer

Date:  August 14, 2003


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                                  EXHIBIT INDEX

      Exhibit                                Description
      -------                                -----------

      99.1                    Press Release, dated August 13, 2003